EXHIBIT 10.01


THIS NOTE IS BEING ISSUED IN REPLACEMENT OF THAT CERTAIN NOTE DATED JANUARY 31, 2002, IN THE ORIGINAL PRINCIPAL AMOUNT THAT WAS ISSUED TO BANYON INVESTMENT, LLC AND THAT HAS BEEN ASSIGNED TO FREDERICK R.
ADLER.


                  SHELLS SEAFOOD RESTAURANTS, INC.

                         SECURED SENIOR NOTE

Note No. A-3

$1,000,000                                            April 12,2004

      FOR VALUE RECEIVED, each of the undersigned Borrowers, parties to that certain Securities Purchase Agreement, dated January 31,
2002, among the Borrowers and the Purchasers identified on the signature pages thereto (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"), hereby promise to pay, jointly and severally, to Frederick R. Adler, individually, or registered assigns (the "Holder'), the principal amount of One Million Dollars ($1,000,000), with interest (computed on the basis of a 365-day year for actual days elapsed), payable monthly in arrears on the first day of each calendar month, on the unpaid principal balance hereof at the rate of eight percent (8.0%) per annum from and including the date hereof until the entire principal balance hereof and all interest accrued hereunder is paid in full. This Note shall bear additional interest (computed on the basis of a 365-day year for actual days elapsed) accruing monthly and payable on the Maturity Date on the unpaid principal balance hereof at the rate of seven percent (7%) per annum (the "Deferred Interest Rate") from and including the date hereof until the entire principal balance hereof and all interest accrued hereunder is paid in full.

      This Note is one of a series of Notes issued pursuant to, and payable in accordance with the Purchase Agreement, and this Note is subject to the terms and conditions and entitled to the equal and ratable benefits thereof. Reference hereby is made to the Purchase Agreement for a statement of each of such terms and conditions, and each of the terms and conditions of the Purchase Agreement are incorporated herein by this reference. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Purcahse Agreement.

      The principal amount of this Subordinated Note shall mature no later than January 31, 2005 (the "Maturity Date").

      Any payment of interest or premium that is not paid when due hereunder shall be added to the principal balance hereof and thereafter shall accrue interest at the rate applicable hereunder. From and after the occurrence of an Event of Default under Section 10 of the Purchase Agreement, and during the continuance thereof, all principal, interest, or other amounts evidenced by or due under this Subordinated Note (other than Deferred Interest) shall bear interest at a rate 4 percentage points (that is, 400 basis point) higher than the rate otherwise applicable thereto.

      Payment of both principal and interest are to be made in lawful money of the United States of America at such place as the Holder hereof shall designate to the Administrative Borrower in writing or as otherwise may be designated by the Holder. Any payments due hereunder that fall due on a day that is not a Business Day shall be payable on the first succeeding Business Day and such extension of time shall be included in the computation of interest due hereunder.
      This Note and the indebtedness evidenced hereby is secured by and entitled to the benefits of the Security Agreement dated January 31, 2002 among each of the undersigned Borrowers and Purchasers.

      In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Purchase Agreement.

      Each of the undersigned borrowers hereby expressly waive notice of default, notice of dishonor, demand, presentment and protest hereof, and all other notices or formalities to which such Borrowers might otherwise be entitled absent this express waiver.

      If any term, provision, condition or other portion of this Note is determined to be invalid, void or unenforceable by a forum of competent jurisdiction, the same shall not affect any other term, provision, condition or other portion hereof, and the remainder of this Note shall remain in full force and effect, as if such invalid, void or unenforceable term, provision, condition or other portion of this Note did not appear herein.

      This Note shall be deemed to be a contract made under the laws of the State of Florida and for all purposes shall be governed by, construed under, and enforced in accordance with the laws of the State of Florida.

                           SHELLS SEAFOOD RESTAURANTS, INC.
                           a Delaware corporation
                           By: /S/ Warren R. Nelson
                           Chief Financial Officer


                           SHELLS OF MELBOURNE, INC.,
                           a Florida corporation
                           By: /S/ Warren R. Nelson
                           Chief Financial Officer


                           SHELLS OF COUNTRYSIDE SQUARE, INC.,
                           a Florida corporation
                           By: /S/ Warren R. Nelson
                           Chief Financial Officer

                           SHELLS  OF STUART, INC.,
                           a Florida corporation
                           By: /S/ Warren R. Nelson
                           Chief Financial Officer


                           SHELLS OF ST. PETE BEACH, INC.,
                           a Florida corporation
                           By: /S/ Warren R. Nelson
                           Chief Financial Officer


                              SHELLS OF NEW SMYRNA BEACH, INC.,
                              a Florida corporation
                              By: /S/ Warren R. Nelson
                              Chief Financial Officer


                              SHELLS OF FORT MYERS, INC.,
                              a Florida corporation
                              By: /S/ Warren R. Nelson
                              Chief Financial Officer


                              SHELLS OF KISSIMMEE, INC.,
                              a Florida corporation
                              By: /S/ Warren R. Nelson
                              Chief Financial Officer


                              SHELLS, INC.,
                              a Florida corporation
                              By: /S/ Warren R. Nelson
                              Chief Financial Officer


                              SHELLS OF ORLANDO, INC.,
                              a Florida corporation
                              By: /S/ Warren R. Nelson
                              Chief Financial Officer

                              SHELLS ON THE BEACH, INC.,
                              a Florida corporation
                              By: /S/ Warren R. Nelson
                              Chief Financial Officer


                              SHELLS OF CASSELBERRY, INC.,
                              a Florida corporation
                              By: /S/ Warren R. Nelson
                              Chief Financial Officer


                              SHELLS OF HOLMES BEACH, INC.,
                              a Florida corporation
                              By: /S/ Warren R. Nelson
                              Chief Financial Officer


                              AMERICA'S FAVORITE SEAFOOD, INC.,
                              a Florida corporation
                              By: /S/ Warren R. Nelson
                              Chief Financial Officer


                              SHELLS OF BRANDON, INC.,
                              a Florida corporation
                              By: /S/ Warren R. Nelson
                              Chief Financial Officer


                              SHELLS OF 4TH STREET, INC.,
                              a Florida corporation
                              By: /S/ Warren R. Nelson
                              Chief Financial Officer


                              SHELLS OF DADE, INC.,
                              a Florida corporation
                              By: /S/ Warren R. Nelson
                              Chief Financial Officer

                              SHELLS OF BROWARD, INC.,
                              a Florida corporation
                              By: /S/ Warren R. Nelson
                              Chief Financial Officer


                              SHELLS OF ALTAMONTE SPRINGS, INC.,
                              a Florida corporation
                              By: /S/ Warren R. Nelson
                              Chief Financial Officer



NOTICE TO FLORIDA RESIDENTS:

_______________________________________________________
WHERE SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA (EXCLUDING CERTAIN INSTITUTIONAL PURCHASERS DESCRIBED IN SECTION 517.061(7) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT) (THE "ACT"), ANY SUCH SALE MADE PURSUANT TO SECTION 517.061(11) OF THE ACT SHALL BE VOIDABLE BY THE PURCHASER EITHER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, OR AN AGENCY OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE DAYS
AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.


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